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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 10, 1999
                                                  -----------------------------


                             CARMIKE CINEMAS, INC
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             (Exact name of registrant as specified in its charter)


      Delaware                                       0-14993                            58-1469127
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     (State or other                              (Commission                           (IRS Employer
     jurisdiction of                              File Number)                          Identification No.)
     incorporation)
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                   1301 First Avenue, Columbus, Georgia            31901
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                 (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code        (706) 576-3400
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         (Former name or former address, if changed since last report)


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ITEM 5   Other Events

         On August 10, 1999, Carmike Cinemas, Inc. (the "Company") issued a press release announcing results for the second quarter ended June 30, 1999 and the authorization by the Company's Board of Directors of a stock repurchase program for shares of the Company's Class A Common Stock. The information contained in such press release is hereby incorporated by reference into this Report.


ITEM 7   Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           99       Press Release of the Company dated
                                    August 10, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                CARMIKE CINEMAS, INC.
                                                Registrant



                                                /s/  Martin A. Durant
                                                -------------------------------
                                                Martin A. Durant
                                                Senior Vice President-Finance


Dated: August 13, 1999


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EXHIBIT INDEX


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

      Exhibit
       Number         Description

         99           Press release of Carmike Cinemas, Inc. (the "Company") dated August 10, 1999.
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